POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 20 day of September, 2010.

GRAND PRIX INVESTORS TRUST

By: _/s/ John C. Foti_______

John C. Foti, President

STATE OF CALIFORNIA

   )

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ss:

COUNTY OF LOS ANGELES  )

Before me, a Notary Public, in and for said county and state, personally appeared John C. Foti, President, who represented that he is duly authorized in the premises, and who is ~~known~~ proven to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of September, 2010.

/s/ J. Mulligan

Notary Public

My commission expires___07.04.12___________

CERTIFICATE

The undersigned, Secretary of GRAND PRIX INVESTORS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September __, 2010, and is in full force and effect:

WHEREAS, GRAND PRIX INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  September 6, 2010

/s/ Terry Tropila

Terry Tropila, Secretary

Grand Prix Investors Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20 day of September, 2010.

/s/ John C. Foti, President

John C. Foti

Trustee and President

STATE OF CALIFORNIA

    )

    )

ss:

COUNTY OF LOS ANGELES   )

Before me, a Notary Public, in and for said county and state, personally appeared David B. Welliver, ~~known~~ proven to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of September, 2010.

/s/ J. Mulligan

Notary Public

My commission expires 07.04.12

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of ~~September~~, 2010.

/s/ Jack Jacobs

Colonel Jack Jacobs (Ret.)

Trustee

STATE OF CALIFORNIA

   )

   )

ss:

COUNTY OF LOS ANGELES  )

Before me, a Notary Public, in and for said county and state, personally appeared Colonel Jack Jacobs (Ret.) known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 6th day of September, 2010.

/s/ Albert J. Rein

Notary Public

My commission expires_______________________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20 day of September, 2010.

/s/ Laura Bradford

Laura Bradford, CPA

Trustee

STATE OF CALIFORNIA

    )

    )

ss:

COUNTY OF LOS ANGELES   )

Before me, a Notary Public, in and for said county and state, personally appeared Laura Bradford, CPA, ~~known~~ proven to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of September, 2010.

/s/ J. Mulligan

Notary Public

My commission expires__07.04/12__________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2010.

/s/ Wayne W. Bradshaw

Wayne W. Bradshaw

Trustee

STATE OF CALIFORNIA

    )

    )

ss:

COUNTY OF LOS ANGELES   )

Before me, a Notary Public, in and for said county and state, personally appeared Wayne Bradshaw, ~~known~~ proven to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of September, 2010.

/s/ J. Mulligan

Notary Public

My commission expires_07.04.12______________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, GRAND PRIX INVESTORS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD S. HELLER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-168095 and 811-22439), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2010.

/s/ Mark Prochowski

Mark Prochowski, Esq.

Trustee

STATE OF CALIFORNIA

    )

    )

ss:

COUNTY OF LOS ANGELES   )

Before me, a Notary Public, in and for said county and state, personally appeared Mark Prochowski, Esq., ~~known~~ proven to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of September, 2010.

 /s/ J. Mulligan

Notary Public

My commission expires_07.04.12______________